UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2016

LPATH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd.

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 678-0800

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 14, 2016, the Board of Directors (the “Board”) of Lpath, Inc. (the “Company”) accepted the resignation of Gary Woodnutt, Ph.D. as the Company’s Chief Scientific Officer, effectively immediately, in anticipation of the previously announced merger between the Company and Apollo Endosurgery, Inc. (the “Merger”).  Dr. Woodnutt’s resignation will be deemed a “termination without cause” for purposes of his employment agreement with the Company.  In connection with Dr. Woodnutt’s resignation, on October 14, 2016 (the “Separation Date”), the Company and Dr. Woodnutt entered into a separation agreement and general release of all claims (the “Separation Agreement”).  Pursuant to the terms of the Separation Agreement, Dr. Woodnuttst will receive (i) $344,000, less applicable payroll deductions and required withholdings, representing one year of base salary, (ii) payment of 12 months of COBRA premiums, and (iii) upon closing of the Merger, will be eligible to receive a transition bonus of up to $114,000 pursuant to the Company’s executive compensation program, with the amount of such bonus subject to the discretion and approval of the Company’s Compensation Committee.  Additionally, (i) certain of Dr. Woodnutt’s unvested stock options totaling 13,467 options will immediately vest in full and Dr. Woodnutt will have until October 14, 2017 to exercise such options, and (ii) Dr. Woodnutt’s 1,339 unvested restricted stock units will immediately vest in full.  As part of the Separation Agreement, Dr. Woodnutt agreed to a general release of all claims.  The description of the Separation Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.                                        Other Events.

The disclosure in Item 5.02 above is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1#	Separation Agreement, dated as of October 14, 2016, by and between Gary Woodnutt, Ph.D. and Lpath, Inc.

#	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: October 18, 2016	By:	/s/ Gary J.G. Atkinson
		Name:	Gary J.G. Atkinson
		Title:	Interim Chief Executive Officer, Chief Financial Officer and Secretary